

                                                                                                      CAPITAL SELECT VARIABLE SERIES
5                                                                                                            Wholesale Broker-Dealer
                                                                                                            Schedule of Compensation
Valley Forge Life Insurance Company                                                                        Standard and Plus Options
                                                                                                              CNA Life Sales Offices
-------------------------------------------------------------------- ---------------------------------------------------------------







                                   SCHEDULE 1

Subject to all of the terms and conditions of the Wholesale Sales Agreement entered into between the Valley Forge Life Insurance Company, CNA Investor Services, Inc. and Wholesale Broker-Dealer, this Schedule is attached to and made a part thereto. This Schedule replaces any previously issued compensation schedule relating to the Capital Select Variable Annuity, Capital Select Plus Variable Annuity, Capital Select Variable Universal Life Contracts or Capital Select VUL Series. It is acknowledged that the insurer reserves the right to reject any applications submitted and to cancel or rescind any contract issued, returning where applicable the consideration or any part thereof.


Commission:

1.   Compensation will be paid by CNA only to the agent's broker-dealer.

2.   The   individual  for  whom  the  commission  is  intended  must  have  the appropriate variable contracts appointment by CNA.



Commission:
Capital Select Variable Annuity; Policy form numbers V100-1128A; V100-1129A; P4-119013-A; P4-119014-A

        ---------------------------- -----------------------------------------------------------------------------------------
                                                                            Issue Age
        ---------------------------- -----------------------------------------------------------------------------------------
        ---------------------------- ------------------------------- ----------------------------- ---------------------------
        Commission                            up to age 74                      75-79                         80+
        ---------------------------- ------------------------------- ----------------------------- ---------------------------
        ---------------------------- ------------------------------- ----------------------------- ---------------------------
        LSOM                                      .30%                          .275%                        .275%
        ---------------------------- ------------------------------- ----------------------------- ---------------------------
        ---------------------------- ------------------------------- ----------------------------- ---------------------------
        LSR                                      1.00%                          .825%                        .825%
        ---------------------------- ------------------------------- ----------------------------- ---------------------------



Commission:
Capital Select Plus Variable Annuity; Policy form number VA-101 (10/99) Series

        ---------------------------- -----------------------------------------------------------------------------------------
                                                                            Issue Age
        ---------------------------- -----------------------------------------------------------------------------------------
        ---------------------------- ------------------------------- ----------------------------- ---------------------------
        Commission                            up to age 74                      75-79                         80+
        ---------------------------- ------------------------------- ----------------------------- ---------------------------
        ---------------------------- ------------------------------- ----------------------------- ---------------------------
        LSOM                                      .30%                          .275%                        .275%
        ---------------------------- ------------------------------- ----------------------------- ---------------------------
        ---------------------------- ------------------------------- ----------------------------- ---------------------------
        LSR                                      1.00%                          .825%                        .825%
        ---------------------------- ------------------------------- ----------------------------- ---------------------------
         Policyholder bonus is not subject to first year commissions.



Commission:
Capital Select VUL Single Premium, Single Life; Policy form number VUL-102 (8/00) Series Capital Select VUL Single Premium, Last to Die; Policy form number VUL-103 (8/00) Series

        -------------------------------------------- ---------------------------------------------
        Commission                                                   % of Premium
        -------------------------------------------- ---------------------------------------------
        -------------------------------------------- ---------------------------------------------
        LSOM                                                             .30%
        -------------------------------------------- ---------------------------------------------
        -------------------------------------------- ---------------------------------------------
        LSR                                                             1.00%
        -------------------------------------------- ---------------------------------------------


V262892-D                                              Continued on Reverse Side                                      LIC262892-D

---------------------------------------------- -------------------------------------------- ---------------------------------------

March 1, 2000

Commission:
Capital Select VUL Flexible Premium, Single Life; Policy form number VUL-104 (8/00) Series

        ---------------------- -------------------- ----------------------- ------------------------
                                 Contract Year 1       Contract Year 1         Contract Years 2+
                               % of Target Premium   % of Excess Premium         % of Premium
        ---------------------- -------------------- ----------------------- ------------------------
        ---------------------- -------------------- ----------------------- ------------------------
        Plus -                        3.00%                   0%                      0%
        LSOM
        ---------------------- -------------------- ----------------------- ------------------------
        ---------------------- -------------------- ----------------------- ------------------------
        Plus -                        7.50%                   0%                      0%
        LSR
        ---------------------- -------------------- ----------------------- ------------------------
        ---------------------- -------------------- ----------------------- ------------------------
        Standard -                    3.00%                   0%                      0%
        LSOM
        ---------------------- -------------------- ----------------------- ------------------------
        ---------------------- -------------------- ----------------------- ------------------------
        Standard -                     35%                    0%                      0%
        LSR*
        ---------------------- -------------------- ----------------------- ------------------------
        *This  option is only  available  on a 60% payout to the  Retail  Broker
Dealer.


Commission:
Capital  Select  Variable  Universal  Life;  Policy  form  number   V100-1132-A;
V100-1133-A Capital Select VUL Flexible Premium, Last to Die; Policy form number VUL-105 (8/00) Series Standard and Plus Options

        ---------------------- -------------------- ----------------------- -------------------------
                                 Contract Year 1       Contract Year 1         Contract Years 2+
                               % of Target Premium   % of Excess Premium          % of Premium
        ---------------------- -------------------- ----------------------- -------------------------
        ---------------------- -------------------- ----------------------- -------------------------
        Plus  --                       6%                     0%                       0%
        LSOM
        ---------------------- -------------------- ----------------------- -------------------------
        ---------------------- -------------------- ----------------------- -------------------------
        Plus  --                       15%                    0%                       0%
        LSR
        ---------------------- -------------------- ----------------------- -------------------------
        ---------------------- -------------------- ----------------------- -------------------------
        Standard --  LSOM              6%                     0%                       0%
        ---------------------- -------------------- ----------------------- -------------------------
        ---------------------- -------------------- ----------------------- -------------------------
        Standard  --                   40%                    0%                       0%
        LSR*
        ---------------------- -------------------- ----------------------- -------------------------
        *This  option is only  available  on a 60% payout to the  Retail  Broker
Dealer.

Term Conversion Credits:
Premium credits resulting from a CNA term policy conversion are not subject to first year commissions.


Chargebacks:

     Applies to all contracts listed on schedule. Policy form numbers V100-1128A; V100-1129A; P4-119013-A; P4-119014-A; VA-101 (10/99) Series;
     VUL-101  (8/99)  Series;  VUL-102  (8/00)  Series;  VUL-103  (8/00) Series;
     VUL-104 (8/00) Series; VUL-105 (8/00) Series; V100-1132-A; V100-1133-A.

Commission Chargebacks will be taken on surrenders only. The chargeback rates are:

         1st 6 months                       100.00%
         Months 7 through 12                 50.00%
         Over 12 months                       0.00%